UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2026

MarineMax, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-14173	59-3496957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Brooker Creek Boulevard Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 531-1700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HZO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 11, 2026, MarineMax, Inc., a Florida corporation (the “Company”), held a special meeting of shareholders (the “Special Meeting”) to consider and vote on certain proposals related to the Agreement and Plan of Merger, dated as of August 9, 2026 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, SHM Holdco, LLC, a Delaware limited liability company (“Parent”), and Intrepid Holdco, Inc., a Florida corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Safe Harbor Marinas, LLC, a portfolio company of Blackstone Infrastructure Partners L.P. Pursuant to the Merger Agreement and in accordance with the Florida Business Corporation Act, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger as an indirect wholly-owned subsidiary of Parent.

As of 5:00 p.m. Eastern Time on September 23, 2026, the record date for the Special Meeting (the “Record Date”), there were 22,086,735 shares of the Company’s common stock, par value $0.001 per share (“MarineMax Common Stock”), issued and outstanding and entitled to vote, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, holders of 73.88% of the shares of MarineMax Common Stock outstanding and entitled to vote as of the Record Date, were present by means of remote communication or represented by proxy and entitled to vote at the Special Meeting, constituting a quorum for the Special Meeting.

The following proposals were included in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on October 2, 2026 (the “Proxy Statement”) for consideration at the Special Meeting:

1.	Merger Proposal. A proposal to adopt and approve the Merger Agreement and to approve the Merger (the “Merger Proposal”).

2.

Advisory Compensation Proposal. A non-binding, advisory proposal to approve compensation that may be paid or become payable by the Company to its named executive officers in connection with the Merger (the “Advisory Compensation Proposal”).

3.

Adjournment Proposal. A proposal to approve an adjournment of the Special Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Proposal or in the absence of a quorum (the “Adjournment Proposal”).

Each of the Merger Proposal and the Advisory Compensation Proposal were approved and their respective final voting results are described below. The Adjournment Proposal was not submitted to the Company’s shareholders for approval at the Special Meeting because a quorum was present at the Special Meeting and there were sufficient votes to approve the Merger Proposal. For more information on each of these proposals, see the Proxy Statement.

Merger Proposal:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
16,266,303	18,751	33,317	N/A

Advisory Compensation Proposal:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,033,039	2,990,051	295,281	N/A

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This report may contain forward-looking statements including, among other things, statements regarding the anticipated timing of and ability of the parties to complete the proposed transaction; the prospective performance and outlook of the Company’s business and opportunities; as well as any assumptions underlying any of the foregoing. When used in this report, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target” and similar expressions should be considered forward-looking statements made in good faith by the Company or Parent, as applicable. These forward-looking statements are based on the beliefs and assumptions of management of the applicable party at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, or that the expected benefits of the proposed transaction may not be realized on the timeline contemplated or at all; (ii) the possibility that competing offers or acquisition proposals for the Company will be made; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement with respect to the proposed transaction, including in circumstances that would require the Company to pay a termination fee or other expenses; (v) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, vendors and others with whom it does business, its business generally or its stock price; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations or the loss of one or more members of its management team; (vii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (viii) market risks such as interest rate risk and foreign currency exchange rate risk; (ix) economic and industry conditions and corresponding effects on consumer behavior and the Company’s operating results; (x) environmental conditions, tariffs and their potential impacts on the Company’s operations and the broader economy; (xi) inclement weather and the Company’s ability to mitigate impacts of adverse weather conditions through geographic diversity; (xii) the Company’s future estimates, assumptions and judgments, including statements regarding whether such estimates, assumptions and judgments could have a material adverse effect on the Company’s operating results; (xiii) the impact of the Company’s core strengths and retailing strategies on the Company’s growth and earnings potential; and (xiv) the seasonality and cyclicality of the Company’s business and the effect of such seasonality and cyclicality on its financial results and inventory levels. Further information on risks that could affect the Company’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, the Company and Parent each assume no obligation to, and do not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in their expectations or other circumstances that exist after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINEMAX, INC.

Date: November 12, 2026	By:	/s/ William Brett McGill
William Brett McGill
Chief Executive Officer and President